UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2015

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	333-188193	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 North Front Street, Harrisburg, Pennsylvania	17110
(Address of principal executive offices)	(Zip Code)

(717) 957-2196

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Current Report on Form 8-K

Item 5.03 Amendments to Articles of Incorporation or Bylaws. Change in Date of Annual Meeting of Shareholders

On February 27, 2015, the Board of Directors of Riverview Financial Corporation (“Riverview”) adopted amended and restated Bylaws. The amendment was made to Section 2.2, which permits the Board of Directors to set a date for the annual meeting of shareholders any time during the year. Prior to being amended, Section 2.2 required the annual meeting of shareholders to be held prior to May 31st of each year.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

3(ii)	Amended and Restated Bylaws of Riverview Financial Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: March 4, 2015	/s/ Robert M. Garst
Robert M. Garst
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

3(ii)	Amended and Restated Bylaws of Riverview Financial Corporation.

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